UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – December 6, 2007 (November 30, 2007)

MTI Technology Corporation

(Exact name of Registrant as specified in its Charter)

Delaware	0-23418	95-3601802
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15641 Red Hill, Suite 200

Tustin, California 92780

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 251-1101

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective November 30, 2007, Mr. Edward Kirnbauer resigned as MTI Technology Corporation’s Vice President & Corporate Controller to pursue other opportunities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTI TECHNOLOGY CORPORATION

Date: December 6, 2007	By:	/s/ Scott J. Poteracki
	Name:	Scott J. Poteracki
	Title:	Chief Financial Officer